                                                                    Exhibit 10-3

                                 NOTE AMENDMENT
                         (10 1/2% Senior Unsecured Note)

     This Amendment No. 8 to Note dated as of October 31, 2001 (the "Amendment"), between Lexington Precision Corporation, a Delaware corporation (the "Company"), and Tri-Links Investment Trust, a Delaware trust (as successor-in-trust to Nomura Holding America, Inc.) ("Tri-Links").

     WHEREAS, Tri-Links is the holder of that certain 10 1/2% Senior Unsecured Note due February 1, 2000, of the Company in the original principal amount of the U.S. $7,500,000, dated October 27, 1997, No. SU-1, as amended by Amendment No. 1 dated as of January 31, 2000, Amendment No. 2 dated as of April 30, 2000, Amendment No. 3 dated as of July 31, 2000, Amendment No. 4 dated as of October 31, 2000, Amendment No. 5 dated as of January 31, 2001, Amendment No. 6 dated as of April 30, 2001, and Amendment No. 7 dated as of July 31, 2001 (the "Note");

     WHEREAS, the Company and Tri-Links desire to amend the Note on and subject to the terms hereof;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

         1.       Amendment of Note.

                  The first paragraph on page 1 of the Note is hereby amended to extend the maturity date of the Note from November 1, 2001, to February 1, 2002, by replacing the reference to "November 1, 2001," with "February 1, 2002."

         2.       Waiver.

                  Subject to paragraph 3, hereof, Tri-Links hereby waives, until February 1, 2002, any Event of Default under the Note resulting solely from the failure of the Company to pay any principal or interest due on February 1, 2000, in respect of the Company's 12 3/4% Senior Subordinated Notes due February 1, 2000 ("Other Indebtedness").

         3.       Rescission of Waiver.

                  The foregoing waiver shall be automatically rescinded, without notice to the Company, in the event that the holders of the Other Indebtedness, or the trustee in respect thereof, seek to enforce or exercise any remedies in respect thereof.

         4.       Effective Date.

                  This Amendment shall be deemed effective as of October 31, 2001. Tri-Links hereby waives any Default or Event of Default as a result of the failure to pay the principal amount of the Note on August 1, 2001. The Company and Tri-Links agree that, during the period from November 1, 2001 through January 30, 2002, the provisions of paragraph 4(b) of the Note shall apply with respect to the entire principal amount of the Note and interest shall be payable at the rate provided in paragraph 4(b).

         5.       Applicability; Legend.

                  This Amendment shall amend the Note and each replacement note issued upon transfer of, in exchange for or in lieu of the Note. Tri-Links agrees that it will cause the following legend to be placed prominently on the Note and that any replacement notes issued by the Company upon transfer of, in exchange for, or in lieu of the Note shall have such legend placed thereon:

                  THIS NOTE HAS BEEN AMENDED PURSUANT TO THAT CERTAIN AMENDMENT NO. 8 TO NOTE DATED AS OF OCTOBER 31, 2001, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY AT 767 THIRD AVENUE, 29TH FLOOR, NEW YORK, NEW YORK, AND REFERENCE SHOULD BE MADE THERETO FOR THE TERMS THEREOF.

         6. Representations and Warranties. Each of the parties represents and warrants that: (a) the execution, delivery and performance of this Amendment have been duly authorized by all requisite action on its part; and (b) this Amendment has been duly executed and delivered by it and constitutes its legal, valid, and binding agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

         7.       No Other Amendments.

                  Except as expressly amended, waived, modified, and supplemented hereby, the Note shall remain in full force and effect in accordance with its terms.

         8.       General Provisions.

                  (a) Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Note.

                  (b) Counterparts. This Amendment may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be signed by facsimile transmission of the relevant signature pages hereof.

                  (c) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

                  (d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and any and all transferees and holders of the Note or any replacement note.

                  (e) Headings. The paragraph headings of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

     IN WITNESS WHEREOF, the Company and Tri-Links have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers effective as of the first date written above.

                         LEXINGTON PRECISION CORPORATION



                         By:     Michael A. Lubin
                                 -----------------------------------------------
                         Name:   Michael A. Lubin, Chairman of the Board
                                 -----------------------------------------------





                         TRI-LINKS INVESTMENT TRUST



                         By:     Michael J. Doyle
                                 -----------------------------------------------
                         Name:   Michael J. Doyle
                                 -----------------------------------------------
                         Title:  Managing Director
                                 -----------------------------------------------



                                     CONSENT

     The undersigned, Lexington Rubber Group, Inc. (formerly Lexington Components, Inc.), a Delaware corporation, hereby consents to Amendment No. 8 to Note (the "Amendment") dated and effective as of October 31, 2001, between Lexington Precision Corporation (the "Company") and Tri-Links Investment Trust (as successor-in-interest to Nomura Holding America, Inc.), which amends the Company's 10 1/2% Senior Unsecured Note due May 1, 2001 (the "Note"), as amended by Amendment No. 1 dated as of January 31, 2000, Amendment No. 2 dated as of April 30, 2000, Amendment No. 3 dated as of July 31, 2000, Amendment No. 4 dated as of October 31, 2000, Amendment No. 5 dated as of January 31, 2001, Amendment No. 6 dated as of April 30, 2001, and Amendment No. 7 dated as of October 31, 2001, and hereby confirms and agrees that its Guarantee of the Note shall continue to be in full force and effect and shall apply to the Note as amended by the Amendment and that all references in said Guarantee to "Note" or "Notes" shall refer to the Note as amended by the Amendment.

                         LEXINGTON RUBBER GROUP, INC.



                         By:     Michael A. Lubin
                                 -----------------------------------------------
                         Name:   Michael A. Lubin
                                 -----------------------------------------------
                         Title:  Chairman of the Board
                                 -----------------------------------------------